United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  August 5, 2004


                         PLANETLINK COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



                                     Georgia
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         (State or other jurisdiction of incorporation or organization)


             000-31763                                  58-2466623
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      (Commission File Number)              (IRS Employer Identification No.)

    1415 Bookhout Drive, Cumming, Georgia                 30041
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   (Address of principal executive offices)             (Zip Code)

                                 (678) 455-7075
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              (Registrant's telephone number, including area code)

Item 4.01  Changes in Registrant's Certifying Accountant.

      On August 4, 2005 the registrant terminated its independent certifying accountant, Russell Bedford Stefanou Mirchandani, LLP ("Russell Bedford"). Russell Bedford served as the Registrant's independent auditor for fiscal year 2004. The reports of Russell Bedford for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, the audit report for the year ended December 31, 2004 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

      The decision to change accountants was recommended by the registrant's board of directors.

      During the fiscal year ended December 31, 2004 and for fiscal year 2005 through August 4, 2005 there were no (A) disagreements with Russell Bedford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Russell Bedford, would have caused Russell Bedford to make reference to such disagreements in its reports provided to the Registrant; and
(B) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Registrant has provided Russell Bedford with a copy of the disclosures contained herein and has requested that Russell Bedford provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Russell Bedford agrees with the statements contained herein. Russell Bedford has provided such letter to the Registrant, a copy of which is filed as Exhibit
16.1 hereto.

      Effective on August 4, 2005 the registrant engaged Chisholm, Bierwolf & Nilson LLC, certified public accountants, Bountiful, Utah ("Chisholm")as the registrant's independent accountants to report on the registrant's balance sheet as of December 31, 2005 and subsequent periods, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Chisholm was approved by the registrant's board of directors.

      During the registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Chisholm, neither the registrant nor anyone on the registrant's behalf consulted with Chisholm regarding either
(i)the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

Item 9.  Financial Statements and Exhibits.

(a)   Financial Statements.

            None.

(b)   Exhibits.

      16. Letter from Russell Bedford Stefanou Mirchandani LLP re Change of Certifying Accountant


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2005
                                               PLANETLINK COMMUNICATIONS, INC.


                                        By /s/ M. Dewey Bain
                                        -----------------------------------
                                        M. Dewey Bain,
                                        President